J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Fund

(the “Fund”)

(a series of JPMorgan Trust II)

(All Share Classes)

Supplement dated August 16, 2021

to the Prospectuses and Summary Prospectuses

dated July 1, 2021, as supplemented

Effective November 1, 2021 (the “Effective Date”), an expense cap will be added to Class R6 shares of the Fund and the expense caps for the other share classes will be revised.

On the Effective Date, the Fund’s adviser and/or its affiliates will contractually agree to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of certain classes as described below (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed the percentages of the class’ average daily net assets as listed below (“New Contractual Expense Cap”). The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

Share Class	New Contractual Expense Cap
Class A	0.90%
Class C	1.40%
Class I	0.65%
Class R2	1.25%
Class R3	1.00%
Class R4	0.75%
Class R5	0.60%
Class R6	0.50%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-HY-821